Exhibit 10.12

INDEMNIFICATION AGREEMENT

This Agreement, dated as of March, 2007, is entered into by and between NewAlliance Bancshares, Inc., a Delaware corporation (the “Company”), and __________________ (the “Indemnitee”).

WHEREAS, the Company desires to attract and retain highly qualified individuals, such as the Indemnitee, to serve the Company;

WHEREAS, the Company and the Indemnitee recognize the significant risk of personal liability for Agents (as defined herein) which arises from corporate litigation practices;

WHEREAS, there are questions concerning the adequacy and reliability of the protection that might be afforded to the Company’s Agents from directors’ and officers’ liability insurance policies that the Company may acquire;

WHEREAS, the Company and Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and officers;

WHEREAS, it is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify Indemnitee so that he will serve or continue to serve the Company free from undue concern that he will not be adequately protected;

WHEREAS, the Indemnitee is willing to continue to serve the Company, subject to certain conditions, including execution and delivery of this Agreement by the Company in order that the Indemnitee be furnished the indemnity provided for herein;

WHEREAS, contracts between the Company and its Agents with respect to indemnification of such Agents by the Company are not inconsistent with the Company’s Certificate of Incorporation (“Charter”) and By-Laws (the “By-Laws”);

WHEREAS, Section 145 of the General Corporation Law of the State of Delaware (“Section 145”), under which the Company is organized, empowers the Company to indemnify its Agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive;

WHEREAS, Section 102(b)(7) of the General Corporation Law of the State of Delaware allows a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of a director for monetary damages in respect of claims by shareholders and corporations for breach of certain fiduciary duties, and the Company has provided in its Certificate of Incorporation that each Director shall be exculpated from such liability to the maximum extent permitted by law;

WHEREAS, the Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but also promotes the best interests of the Company and its shareholders; and

WHEREAS, in view of such considerations, the Company desires to provide, independent from the indemnification to which the Indemnitee is otherwise entitled by law and under the Company’s Charter and By-Laws, indemnification to the Indemnitee and the Expense Advances (as defined herein), all as set forth in this Agreement to the maximum extent permitted by law.

NOW, THEREFORE, to induce the Indemnitee to continue to serve the Company and in consideration of these premises and the mutual agreements set forth in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee hereby agree as follows:

1.        Definitions. For the purposes of this Agreement,

(a)        Agent. “Agent” means any person who (i) is, becomes or was a director, officer, employee, agent or fiduciary of the Company, or (ii) is, becomes or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, fiduciary or other similar functionary of another domestic or foreign corporation, limited liability company, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, or (iii) unless the context requires otherwise, the estate or personal representative of an Agent. The Company agrees that Indemnitee’s service on behalf of or with respect to any Subsidiary of the Company shall be deemed to be at the request of the Company. The use of the term “Agent” shall not be construed to alter the legal relationship between an Agent, as defined herein, and the Company.

(b)        Change in Control. “Change in Control” means the occurrence of any of the following events:

(i)        The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of 50% or more of either (x) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however; that for purposes of this Subparagraph (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)        Members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

(iii)        Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(c)        Claim. “Claim” shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

(d)        Expenses. “Expenses” means all costs and liabilities of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements and other out-of-pocket costs, judgments, fines, penalties and amounts paid in settlements) paid or incurred by or imposed upon the Indemnitee in the investigation, defense, settlement or appeal of, or otherwise in connection with, a Proceeding (including, without limitation, being a witness) or in establishing or enforcing a right to indemnification under this Agreement, the Company’s Charter of By-Laws, the General Corporation Law of the State of Delaware or otherwise.

(e)        Expense Advance. “Expense Advance” means a payment to the Indemnitee of Expenses in advance of the settlement of or final judgment on any Proceeding.

(f)        Incumbent Board. “Incumbent Board” means the individuals who, as of the date of this Agreement, constitute the Board of Directors and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

(g)        Indemnifiable Event. “Indemnifiable Event” means any event or occurrence related to the fact that the Indemnitee is, or was, an Agent or by reason of anything done or not done, or allegedly done or not done, by the Indemnitee in the capacity of any Agent.

(h)        Independent Legal Counsel. “Independent Legal Counsel” means an attorney or firm of attorneys, selected in accordance with the provisions of Section 8, whether or not in the event of a Change in Control.

(i)        Potential Change in Control. “Potential Change in Control” shall mean that any of the following have occurred: (i) any person publicly announces an intention to take or to consider taking actions which if consummated might result in a Change in Control, (ii) any “person” (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) acquires beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the Outstanding Company Voting Securities, or (iii) the Company’s Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(j)        Proceeding. “Proceeding” means any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation, whether conducted by the Company or any other party, which the Indemnitee believes in good faith might lead to the institution of any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, whether civil, criminal, administrative, investigative or any other type whatsoever, with respect to an Indemnifiable Event.

(k)        Reviewing Party. “Reviewing Party” means the person or body appointed by the Company’s Board of Directors pursuant to Section 12(c) and in accordance with applicable law, which person or body shall be either members of the Company’s Board of Directors who are not interested in the particular Proceeding or Independent Legal Counsel. If there has been a Change in Control, the Reviewing Party shall be Independent Legal Counsel.

(l)        Subsidiary. “Subsidiary” means any corporation, limited liability company, partnership, joint venture, trust or other entity of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

(m)        Voting Securities. “Voting Securities” means any securities that vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

2.        Agreement to Serve. The Indemnitee agrees to serve the Company as an Agent, at its will (or under separate agreement, if such agreement exists), in the capacity in which the Indemnitee has been requested to serve by the Company, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the Charter and By-Laws of the Company, or until such time as the Indemnitee tenders the Indemnitee’s resignation in writing, provided, however, that nothing contained in this Agreement is intended to create any right to continued service by the Indemnitee.

3.        Basic Indemnification. Subject to the terms of this Agreement:

(a)        Proceedings Successfully Defended. The Company shall indemnify the Indemnitee against all Expenses incurred in a Proceeding to the extent that he has been successful on the merits or otherwise in the defense of the Proceeding.

(b)        Proceedings Not Covered by Section 3(a). The Company shall indemnify the Indemnitee against all Expenses incurred in a Proceeding not covered by Section 3(a) above, unless the liability was incurred because the Indemnitee breached, or failed to perform, a duty owed to the Company or its shareholders and such breach or failure to perform constitutes any one of the following:

(i)        a failure to act in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company;

(ii)        a willful failure to deal with the Company or its shareholders in connection with a matter where the Indemnitee had a material conflict of interest;

(iii)        with respect to any criminal action, suit or proceeding, a violation of law, unless the Indemnitee had reasonable cause to believe that such conduct was lawful or no reasonable cause to believe that such conduct was unlawful;

(iv)        a transaction from which the Indemnitee derived an improper personal benefit; or

(v)        knowingly fraudulent or deliberate dishonesty or intentional misconduct.

(c)        Indemnification for Expenses as a Witness. To the extent Indemnitee is, by reason of Indemnitee’s status as an Agent of the Company, a witness in any proceeding, the Company shall indemnify Indemnitee against all expenses in connection therewith.

(d)        Success on the Merits or Otherwise. The term “success on the merits or otherwise” shall be deemed to include, without limitation, a dismissal of a Proceeding,

a withdrawal of a Proceeding and a settlement not involving any payment or assumption of liability.

(e)        Payment. Indemnification payable under this Agreement shall be paid to the Indemnitee as soon as practicable after receipt of written demand but in any event no later than 60 days after resolution of any Proceeding pursuant to a final, non-appealable order from a court of competent jurisdiction.

4.        Additional Indemnification. The Company further agrees to indemnify the Indemnitee in connection with any Proceeding and, upon the written request of the Indemnitee, to make Expense Advances to the Indemnitee, in each case to the fullest extent as may be provided for under the Company’s Charter, By-Laws, vote of the shareholders or disinterested directors and/or applicable law notwithstanding that any such indemnification or Expense Advance is not specifically authorized by the other provisions of this Agreement. It is the intent of the parties hereto that in the event of any change, after the date of this Agreement, in any applicable law which expands the right of a Delaware corporation to indemnify or make Expense Advances to an Agent to a greater degree than would be afforded currently under the Company’s Charter, By-Laws, vote of the shareholders or disinterested directors and this Agreement, the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change.

5.        Exclusions and Acknowledgments. Any other provision of this Agreement to the contrary notwithstanding, the Company shall not be obligated to indemnify or provide Expenses Advances to the Indemnitee:

(a)        to the extent any such indemnification or Expense Advance would be unlawful;

(b)        to the extent that the Indemnitee actually received from any other source (including an insurer) amounts otherwise payable hereunder;

(c)        with respect to an action, suit or proceeding (or part thereof) initiated by Indemnitee, except with respect to an action, suit or proceeding brought to establish or enforce a right to indemnification (which shall be governed by the provisions of Section 16 of this Agreement), unless such action, suit or proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company;

(d)        on account of any proceeding with respect to which final judgment is rendered against Indemnitee for payment or an accounting of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

(e)        in connection with proceedings or claims involving the enforcement of non-competition and/or non-disclosure agreements or the non-competition and/or non-disclosure provisions of employment, consulting or similar agreements that the Indemnitee may be a party to with the Company, or any subsidiary of the Company or any other applicable foreign or domestic corporation, partnership, joint venture, trust or other enterprise, if any.

           Indemnitee acknowledges that in certain instances, applicable law (including applicable federal law that may preempt or override applicable state law) or public policy may prohibit the Company from indemnifying the directors, officers, employees, agents or fiduciaries of the Company under this Agreement or otherwise. For example, Indemnitee acknowledges that the U.S. Securities and Exchange Commission has taken the position that indemnification of directors, officers and controlling persons of the Company for liabilities arising under federal securities laws is against public policy and, therefore, unenforceable. Indemnitee understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee. Further, the regulations of the Federal Deposit Insurance Corporation (12 CFR Section 359) prohibit indemnification of institution affiliated parties in certain circumstances, including final orders or settlements pursuant to an administrative or civil enforcement action brought by a federal banking agency. Further in addition, Indemnitees acknowledge that federal law prohibits indemnifications for certain violations of the Employee Retirement Income Security Act of 1974, as amended. Nothing herein shall be construed to provide indemnification where such indemnification is prohibited as described above.

6.        Expense Advances. If Indemnitee requests an Expense Advance, the Company shall pay such amounts within two business days after receipt of such request. The Indemnitee shall affirm to the Company his good faith belief that he is entitled to indemnification by the Company and agree to reimburse the Company for all Expense Advances paid by the Company to Indemnitee in the event and only to the extent that it shall ultimately be determined that the Indemnitee is not entitled to indemnification under this Agreement.

7.        Non-Exclusivity; Continuation. The indemnification and Expense Advances pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Company’s Charter or By-Laws, any vote of the Company’s shareholders or disinterested directors, any other agreement, any law or otherwise, both as to actions in the Indemnitee’s official capacity and as to actions in another capacity while an Agent. All agreement sand obligations of the Company contained in this Agreement shall continue as to the Indemnitee while the Indemnitee is an Agent and after the Indemnitee has ceased to be an Agent.

8.        Change in Control. The Company agrees that if there is a Change in Control, then with respect to all matters concerning the rights of the Indemnitee to indemnification and Expense Advances under this Agreement, the Company’s Charter or By-Laws, any vote of the Company’s shareholders or disinterested directors, any other agreement, any law or otherwise, the Company shall seek legal advice only from Independent Legal Counsel. For all purposes of this Agreement, such Independent Legal Counsel shall be such person or firm selected by the Indemnitee and approved by the Company (which approval shall not be reasonably withheld) which has not otherwise performed services for the Company or the Indemnitee within the prior three years (other than in connection with such matters). The Independent Legal Counsel shall, among other things, render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee is permitted to be indemnified and receive Expense Advances.

The Company agrees to pay the fees and expenses of the Independent Legal Counsel relating to its engagement pursuant to this Agreement.

9.        Establishment of Trust. In the event of a Potential Change in Control, the Company may create a trust for the benefit of the Indemnitee (either alone or together with one or more other indemnitees; a “Trust”) and from time to time fund such Trust in such amounts as the Company’s Board of Directors may determine to satisfy Expenses reasonably anticipated to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and all judgments, fines, penalties and settlement amounts of all Claims relating to an Indemnifiable Event from time to time paid or claimed, reasonably anticipated or proposed to be paid. The terms of any Trust established pursuant hereto shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within two business days of a request by the Indemnitee, all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 6 of this Agreement), (iii) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (iv) all unexpended funds in such Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a person or entity satisfactory to the Indemnitee. Nothing in this Section 9 shall relieve the Company of any of its obligations under this Agreement.

10.        Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification or Expense Advances by the Company for a portion, but not all, of any Expenses incurred by the Indemnitee, the Company shall indemnify or provide Expense Advances to the Indemnitee (as the case may be) for the portion thereof to which the Indemnitee is entitled.

11.        Contribution. If indemnification is unavailable by reason of a court decision described in Section 12(d) based on grounds other than those set forth in Section 5(a), then in respect of any Proceeding in which the Company is jointly liable with the Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of the Indemnitee’s Expenses in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and by the Indemnitee on the other hand from the transaction from which such Proceedings arose, and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

12.        Procedures.

(a)        Notice and Demand. Promptly after receipt by the Indemnitee of notice of the commencement, or the threat of commencement, of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification or Expense Advances with respect thereto may be sought from the Company by the Indemnitee pursuant to this Agreement, notify the Company of the commencement or threat of commencement thereof; the Indemnitee’s notice to the Company may, but need not, be substantially in the form attached hereto as Exhibit 1. Any failure of the Indemnitee to provide such notice to the Company shall not, however, relieve the Company of any liability which it may have to the Indemnitee unless and to the extent such failure causes a material adverse effect upon the ability of the Company to meet such obligations. If, at the time it receives such notice from the Indemnitee, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement, or the threat of commencement, of such Proceeding to the Company’s insurers in accordance with the procedures set forth in the respective applicable insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies; provided that no such payments by such insurers shall relieve the Company of any liability or obligation which it may have to the Indemnitee except as and to the extent expressly provided under this Agreement.

(b)        Assumption of Defense. If the Company shall be obligated to pay Expenses arising in connection with any Proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such Proceeding upon the delivery to the Indemnitee of notice of its election to do so. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and expenses of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding, provided that (i) the Indemnitee shall have the right to employ the Indemnitee’s own counsel in connection with any Proceeding at the Indemnitee’s expense; (ii) if (A) the employment of counsel by the Indemnitee shall have been previously authorized by the Company, (B) the Indemnitee shall have concluded, based on the written opinion of Indemnitee’s counsel (such counsel to be approved by the Company, whose approval shall not be unreasonably withheld) that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then in each such case the fees and expenses of the Indemnitee’s counsel shall be paid by the Company in accordance with this Agreement; and (iii) the Company shall not settle any Proceeding in any manner which would impose any penalty, limitation or unindemnified Expense on the Indemnitee without the Indemnitee’s consent. The Company shall not be entitled to assume Indemnitee’s defense of any claim brought by the Company or as to whether Indemnitee shall have made the conclusion provided for in clause (B) above.

(c)        Determination of Entitlement to Indemnification. In the event of any notice under Section 12(a) by the Indemnitee for indemnification under this Agreement or otherwise, the Board of Directors of the Company shall promptly designate a Reviewing Party. The Reviewing Party shall determine that indemnification is proper if it finds that the Indemnitee has not engaged in conduct of the type set forth in Section 3(b)(i)-(iv) above and that indemnification is not prohibited pursuant to Section 5. If the Reviewing Party consists of members of the Company’s Board of Directors, it shall act by a majority vote. If the Reviewing Party is Independent Legal Counsel, the determination of such Reviewing Party shall be rendered in the form of a written legal opinion. Subject to Sections 12(d) and 13, any indemnification under Sections 3, 4 or 10 (unless ordered by a court) shall be made by the Company only as authorized in the specific case and upon the determination of the Reviewing Party that the Indemnitee is entitled to indemnification in the circumstances because the Indemnitee has not engaged in conduct of the type set forth in Sections 3(b)(i)-(iv) above and that indemnification is not prohibited pursuant to Section 5. The Indemnitee’s demand for indemnification shall create a presumption that the Indemnitee is entitled to indemnification and the Reviewing Party shall have 30 days from the date of receipt of the Indemnitee’s demand in which to render in writing and deliver to the Indemnitee its determination. If the Reviewing Party makes no timely determination, the Reviewing Party shall be deemed to have determined that the Indemnitee is entitled to the indemnification demanded. If the Reviewing Party determines, which determination shall be based upon clear and convincing evidence sufficient to rebut the aforesaid presumption of entitlement, that the Indemnitee is not entitled to indemnification, in whole or in part, in the circumstances because the Indemnitee has engaged in conduct of the type set forth in Section 3(b)(i)-(iv) above or because the indemnification is prohibited pursuant to Section 5, the Indemnitee shall be entitled to obtain a favorable determination or to appeal such negative determination in the manner provided in Sections 12(d) and 13.

(d)        Indemnitee’s Rights on Unfavorable Determination. Notwithstanding a determination by a Reviewing Party or any forum listed in Section 13 that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, or any claim, issue or matter therein, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware or any other court of competent jurisdiction for the purpose of determining and enforcing the Indemnitee’s right to indemnification pursuant to this Agreement or otherwise and the Company hereby consents to service of process and agrees to appear in any such proceeding.

13.        Appeal of a Reviewing Party’s Determination of No Right to Indemnification.

(a)        The Indemnitee shall be entitled to select from the following alternatives a forum in which the validity of a Reviewing Party’s determination that the Indemnitee is not entitled to indemnification will be heard:

(i)        those members of the Company’s Board of Directors who are disinterested parties with respect to the Proceeding, acting by a majority vote;

(ii)        Independent Legal Counsel, in a written opinion; or

(iii)        those shareholders of the Company who are disinterested parties with respect to the Proceeding, acting by a majority vote.

(b)        As soon as practicable, and in no event later than 30 days after notice of the Indemnitee’s choice of forum pursuant to Section 13(a), the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, the basis for the determination that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against and appeal such determination.

14.        Liability Insurance; Settlement.

(a)        To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or for individuals serving at the request of the Company as directors, officers, partners, venturers, proprietors, trustees, employees, agents, fiduciaries or similar functionaries of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

(b)        The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under the Company’s Charter or By-Laws or any insurance policy, contract, agreement or otherwise.

(c)        The parties hereto recognize that the Company may, but is not required to, procure or maintain insurance or other similar arrangements, at its expense, to protect itself and any person, including Indemnitee, who is or was a director, officer, employee, agent or fiduciary of the Company or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, fiduciary or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against or incurred by such person, in such a capacity or arising out of the person’s status as such a person, whether or not the Company would have the power to indemnify such person against such expense or liability or loss. In considering the cost and availability of such insurance, the Company (through the exercise of the business judgment of its directors and officers) may, from time to time, purchase insurance which provides for certain (i) deductibles, (ii) limits on payments required to be made by the insurer, or (iii) coverage which may not be as comprehensive as that previously included in insurance purchased by the Company or its predecessors.

(d)        The Company shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of a Proceeding or claim without the Company’s prior written consent. The Company shall not settle any Proceeding or Claim in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

15.        Binding Effect; Successors and Assigns. This Agreement shall bind and inure to the benefit of the successors, heirs, personal and legal representatives and assigns of the parties hereto, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all, substantially all or a substantial part of the business or assets of the Company. The

Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part of the business or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

16.        Expenses and Expense Advances to Enforce the Agreement. It is the intent of the Company that the Indemnitee shall not be required to incur any Expenses arising from any effort to enforce the Indemnitee’s rights under this Agreement, because incurring such Expenses would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Notwithstanding the foregoing, the Company shall not be obligated pursuant to this Agreement to indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, unless Indemnitee is successful in establishing Indemnitee’s right to indemnification in such action, suit or proceeding, in whole or in part, or unless and to the extent that the court in such action, suit or proceeding shall determine that, despite Indemnitee’s failure to establish their right to indemnification, Indemnitee is entitled to indemnity for such expenses; provided, however, that nothing in this Section 16 is intended to limit the Company’s obligation with respect to the advancement of expenses to Indemnitee in connection with any such action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, as provided in Section 6 hereof.

17.        Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party shall be as show in Section 26 of this Agreement or as subsequently modified by the addressee by such written notice.

18.        Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and (iii) to the fullest extent possible, any such provision held to be invalid, illegal or unenforceable shall be reformed so as to be valid, legal and enforceable and to give effect to the intent manifested by such provision.

19.        Modifications, Amendments, and Waivers. No modification or amendment of this Agreement, or waiver of any of the provisions hereof, shall be binding unless executed in writing by both of the parties hereto, in the case of a modification or amendment, or by the waiving party, in the case of a waiver. No waiver of any such provision shall be deemed to constitute a waiver of such provision on any other occasion or a waiver of any other provision.

20.        Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the nonexclusive jurisdiction of Delaware for any purpose in connection with any action or proceeding that arises out of or relates to this Agreement.

21.        Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

22.        Subrogation. In the event of payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who agrees, at the sole expense of the Company, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Indemnitee to secure such rights, including the execution of documents necessary to enable the Company to bring suit to enforce such rights.

23.        Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof.

24.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

25.        Amendments to Indemnification Rights. The Company shall not adopt any amendment to its Charter or By-Laws the effect of which would be to deny, diminish or encumber Indemnitee’s rights to indemnify pursuant to the Charter, By-Laws, the laws of Delaware or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the “Effective Date”) upon which the amendment was approved by the Company’s Board of Directors or shareholders, as the case may be. In the event that the Company shall adopt any amendment to the Charter or By-Laws the effect of which is to change Indemnitee’s rights to indemnity under such instruments, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof. The Company shall give written notice to Indemnitee of any proposal with respect to any such amendment no later than the date such amendment is first presented to the Board of Directors (or any committee thereof) for consideration, and shall provide a copy of any such amendment to Indemnitee promptly after its adoption.

26.        Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made to the respective parties at their addresses set forth below:

If to the Company, at:

NewAlliance Bancshares, Inc.
195 Church Street
New Haven, Connecticut 06510
Attn: Lead Director

If to Indemnitee, at:

The address last appearing
on the personnel records of
the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NEWALLIANCE BANCSHARES, INC.

By: _________________________________
Peyton R. Patterson
Chairman, President and
Chief Executive Officer

_____________________________________ [Name of Indemnitee]

Exhibit 1

NOTICE AND DEMAND FOR INDEMNIFICATION

1.     This Notice and Demand for Indemnification is submitted pursuant to the Indemnification Agreement, dated as of _________________, between NewAlliance Bancshares, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Agreement”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

2.     I am notifying the Company as to the following Proceeding:_______________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________.

.

3.     I am requesting indemnification and Expense Advances with respect to such Proceeding to the full extent provided for in the Agreement or to which I may otherwise be entitled.

Signed: _________________________________

Dated: _________________________________